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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported) August 15, 2001




                            VITA FOOD PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)




            Nevada                        1-12599                36-3171548
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)




          2222 W. Lake Street
        Chicago, Illinois 60612                                    60612
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(Address of principal executive offices)                         (Zip Code)




                                  (312)738-4500
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              (Registrant's telephone number, including area code)


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ITEM 2.   Acquisition or Disposition of Assets.

On August 15, 2001, Vita Food Products, Inc. ("Vita") acquired all of the issued and outstanding shares of capital stock of Virginia Honey Company, Inc. ("Virginia Honey"), a West Virginia corporation, from Terry W. Hess ("Terry") pursuant to a definitive Stock Purchase Agreement (the "Agreement") dated as of June 29, 2001.

Pursuant to the Agreement, the purchase price is payable in cash installments as follows: (a) at the closing of the transaction, Vita paid $4,729,477, which equals 40% of $16,000,000, less certain debt obligations of Virginia Honey amounting to $3,891,602, which Vita will assume (the "Virginia Honey Debt") and an adjustment of $113,882, (b) for the period April 1, 2001 through December 31, 2004, Vita will pay Terry 40% of five times the average quarterly earnings before interest, taxes, depreciation and amortization ("EBITDA") of Virginia Honey, multiplied by four, less Virginia Honey Debt, to be paid on or before April 1, 2005 (the "First Earnout") and (c) for the period January 1, 2005 through December 31, 2006, Vita will pay Terry 20% of five times the average quarterly EBITBA multiplied by four, less the Virginia Honey Debt, to be paid on or before April 1, 2007 (the "Second Earnout").

The consideration payable by Vita was determined by arms-length negotiations between Vita and Terry. In conjunction with the acquisition, Vita restructured its debt with American National Bank in order to fund the transaction. As security for Vita's payment of the First Earnout and the Second Earnout, Vita has granted Terry a security interest in all of the capital stock of Virginia Honey.

Virginia Honey is a manufacturer and distributor of honey, salad dressings, including its award-winning Vidalia(R) Onion Vinegarette salad dressing, sauces, jams & jellies, and gift baskets. Virginia Honey will continue to operate its two manufacturing facilities in Inwood, West Virginia and Berryville, Virginia. Terry has entered into an employment agreement to serve as the Chief Executive Officer of Virginia Honey, which will operate as a subsidiary of Vita.

The description of the Agreement and the transactions contemplated by it set forth above are not intended to be complete and are qualified in their entirety by the complete text of the Agreement which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described in the forward-looking statements. Such factors and uncertainties include, but are not limited to: (i) the impact of the level of Vita's indebtedness; (ii) restrictive covenants contained in Vita's various debt documents; (iii) general economic conditions and conditions in the retail environment; (iv) Vita's dependence on a few large customers; (v) price fluctuations in the raw materials used by Vita, particularly herring and salmon; (vi) competitive conditions in Vita's markets;
(vii) the seasonal nature of Vita's business; (viii) Vita's ability to execute its

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acquisition strategy; (ix) fluctuations in the stock market; (x) the extent to which Vita is able to retain and attract key personnel; (xi) relationships with retailers; (xii) relationships with key vendors; (xiii) consolidation of Vita's supplier base; and (xiv) the impact of current or future environmental claims against Vita.


ITEM 7.   Financial Statements and Exhibits.

     (a) Financial statements of business acquired. The financial statements required by this item will be filed within 60 days of August 30, 2001, the date of the filing of this Current Report on Form 8-K.

     (b) Pro forma financial information. The pro forma financial information required by this item will be filed within 60 days of August 30, 2001, the date of the filing of this Current Report on Form 8-K.

     (c)  Exhibits.

          See exhibit index attached.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VITA FOOD PRODUCTS, INC.


Date: August 30, 2001               By:    /s/ Stephen D. Rubin
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                                               Stephen D. Rubin
                                                  President
                                         (Principal Executive Officer)



Date: August 30, 2001               By:    /s/ Clifford K. Bolen
                                       -----------------------------------------
                                               Clifford K. Bolen
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX


Exhibit Number      Document
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2.1                 Stock Purchase Agreement, dated as of June 29, 2001, between
                    Vita Food Products, Inc., Virginia Honey Company, Inc. and
                    Terry W. Hess.

2.2 First Amendment to Stock Purchase Agreement, dated August 2001, between Vita Food Products, Inc., Virginia Honey Company, Inc. and Terry W. Hess.

99.1                Press release dated July 9, 2001.

99.2                Press release dated August 17, 2001.






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